                                                                    EXHIBIT 23.5

                                                                  GRANT THORNTON




PARK ASSOCIATES LIMITED

We consent to the reference to our firm under the caption "experts" and to the use of our report dated May 28, 1998 and September 22, 1998, included in the Amendment No. 2 to Form S-1 Registration Statement and related Prospectus of SFX Entertainment, Inc for the registration of 4,600,000 shares of its Class A Common Stock.



/s/ Grant Thornton
------------------
GRANT THORNTON
REGISTERED AUDITORS
CHARTERED ACCOUNTANTS
Nottingham

February 4, 1999